UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 1, 2018

XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

 (Former name or former address, if changed since last report: N/A)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 1, 2018, at the Xilinx, Inc. (the “Company”) 2018 Annual Meeting of Stockholders, the Company’s stockholders approved the proposals listed below. The final results for the votes regarding each proposal are also set forth below. The proposals are described in detail in the Company’s proxy statement filed with the United States Securities and Exchange Commission on June 20, 2018.

1.	Elect eleven nominees for director to serve on the Board of Directors for the ensuing year or until their successors are duly elected and qualified:
	Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Dennis Segers	194,983,517	261,912	266,169	18,238,776
	Raman Chitkara	195,027,043	211,615	272,939	18,238,777
	Saar Gillai	194,918,252	319,735	273,611	18,238,776
	Ronald S. Jankov	192,572,479	2,665,036	274,083	18,238,776
	Mary Louise Krakauer	193,356,390	1,883,923	271,282	18,238,779
	Thomas H. Lee	194,948,191	282,779	280,624	18,238,780
	J. Michael Patterson	190,766,293	4,483,271	262,034	18,238,776
	Victor Peng	194,268,373	973,946	269,276	18,238,779
	Albert A. Pimentel	195,027,969	201,469	282,157	18,238,779
	Marshall C. Turner	193,151,926	2,101,922	257,748	18,238,778
	Elizabeth W. Vanderslice	188,760,578	6,487,198	263,821	18,238,777

	Effective upon his election to the Board of Directors, Mr. Chitkara has been appointed as Chairman of the Audit Committee.

2.	Approve an amendment to the Company’s 1990 Employee Qualified Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 3,000,000 shares:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		194,466,331	874,858	170,116	18,239,069

3.	Approve an amendment to the Company’s 2007 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,000,000 shares:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		184,426,358	10,736,793	348,157	18,239,066

4.	Approve, on an advisory basis, the compensation of the Company’s named executive officers:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		174,677,668	20,444,512	389,123	18,239,071

5.	Ratify the appointment of Ernst & Young LLP as the Company’s external auditors for fiscal 2019:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		209,287,150	4,044,392	418,832	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: August 2, 2018	By:	/s/ Catia Hagopian
Catia Hagopian
Senior Vice President, General Counsel and
Secretary